                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 29, 1999 (December 14, 1999)


                   FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           GEORGIA                    0-10853               58-1458268
------------------------------     -------------     ------------------------
 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)       Identification Number)


40 NORTH MAIN STREET, STATESBORO, GEORGIA                      30458
-----------------------------------------                   -----------
 (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (912) 764-6611
                                                     --------------

                                 NOT APPLICABLE
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On December 14, 1999, First Banking Company of Southeast Georgia (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") with BB&T Corporation ("BB&T"). Pursuant to the Agreement, the Company will merge with BB&T in a stock-for-stock exchange (the "Merger"). Under the terms of the Agreement, BB&T will exchange 0.74 shares of its common stock for each share of the Company's common stock.

         The Merger is subject to approval of Company shareholders, federal and state bank regulatory authorities and other customary closing conditions. The Company and BB&T issued a press release on December 15, 1999 describing the proposed transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                  2.1               Agreement and Plan of Reorganization by and
                                    between First Banking Company of Southeast
                                    Georgia and BB&T Corporation

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST BANKING COMPANY OF
                                    SOUTHEAST GEORGIA



                                   By: /s/ James E. Hodges
                                       ----------------------------------------

                                   Its: President
                                        ---------------------------------------


Date: December 28, 1999
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                               INDEX TO EXHIBITS


         Exhibit No.        Description                                                  Page
         -----------        -----------                                                  ----

         2.1 Agreement and Plan of Reorganization by and between First Banking Company of Southeast Georgia and BB&T
                            Corporation